UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2010

Emmis Communications Corporation
(Exact name of registrant as specified in its charter)

Indiana	0-23264	35-1542018
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Emmis Plaza, 40 Monument Circle Suite 700, Indianapolis, Indiana	46204
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 317-266-0100

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting of the shareholders of Emmis Communications Corporation held on December 17, 2010, the following directors were elected, and the following additional proposals were voted upon and adopted:

Election of Directors:

	Shareholder Votes		Broker
Director	For	Withheld	Non-Votes
Jeffrey H. Smulyan	56,882,258	7,485,302	14,055,640
Greg A. Nathanson	56,898,281	7,469,279	14,055,640

Other Proposals:

	Shareholder Votes			Broker
Proposal	For	Against	Abstain	Non-Votes
Proposal to approve the Emmis Communications Corporation 2010 Equity Compensation Plan	54,038,872	10,290,594	38,094	14,055,640

Proposal to ratify the selection of Ernst & Young LLP as Emmis Communications Corporation’s independent registered public accountants for the fiscal year ending February 28, 2011	77,103,639	1,302,197	17,364	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMMIS COMMUNICATIONS CORPORATION

Date: December 21, 2010

By: /s/ J. Scott Enright
Name: J. Scott Enright
Title: Executive Vice President, General Counsel
and Secretary